Exhibit 10.1
ACKNOWLEDGEMENT LETTER TO THE AMENDED AND RESTATED JOINT VENTURE AGREEMENT DATED AS OF JANUARY 31, 2003

This Acknowledgement Letter to the Amended and Restated Joint Venture Agreement License Agreement (“Acknowledgment Letter”) is entered into as of the seventh day of October, 2020 between and among The Glad Products Company, a Delaware corporation, Glad Manufacturing Company, a Delaware corporation, Clorox Services Company, a Delaware corporation, The Clorox Sales Company, a Delaware corporation, Clorox International Company, a Delaware corporation (collectively the “Clorox Parties”), and The Clorox Company, a Delaware corporation (“Clorox”), and The Procter & Gamble Company, an Ohio corporation, (“P&G”) and Procter & Gamble RHD Inc., an Ohio corporation (“P&G Sub”), and collective with P&G, the “P&G Parties”) (each, a “Party” and collectively, they are the “Parties”). Unless noted otherwise, capitalized terms used and not defined herein shall have the meaning set forth in the JV Agreement, as defined below.

WHEREAS the Parties have entered into the Amended and Restated Joint Venture Agreement, dated as of January 31, 2003 as amended by Amendment No. 1 entered into as of October 15, 2010 and as extended by the First Extension and Amendment entered into as of December 20, 2017 (as it may be further amended, the “JV Agreement”);

WHEREAS, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.For the Term of the JV Agreement, P&G is able to out-license any P&G owned baby care trademark (including but not limited to Pampers®, Luvs®, All Good®) (“P&G Baby Care Trademarks”) for use with P&G Baby Care branded diaper disposal system consisting of diaper pail liners and diaper pails, whether packaged together or separately (the “Diaper Disposal System”) to third parties. For the avoidance of doubt, P&G shall only out-license P&G Baby Care Trademarks on diaper pail liners in connection with or as a refill for the Diaper Disposal System. As such, the Non-Competition clause of Section 7.2(a) of the JV Agreement does not prohibit, restrict, or prevent P&G from out-licensing P&G Baby Care Trademarks to third parties for use with a Diaper Disposal System as described in this paragraph. Clorox and Clorox Parties will not benefit financially from any royalties that P&G receives for out-licensing the P&G Baby Care Trademarks for use with diaper pail liners and diaper pails.

2.Except as expressly set forth herein, the provisions of the JV Agreement shall remain in full force and effect, it being understood that, in the event of a conflict between the terms of this Acknowledgement Letter and the JV Agreement, this Acknowledgment Letter controls and the JV Agreement is incorporated into this Acknowledgement Letter, mutatis mutandis. This Acknowledgement Letter may be executed in any number of original or electronically mailed (including .PDF format) counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, each of the undersigned has executed this Acknowledgment Letter or caused this Acknowledgement Letter to be executed on its behalf as of the date first written above.

Acknowledgement Letter to JV License Agreement

THE CLOROX COMPANY    THE PROCTER & GAMBLE COMPANY

By: /s/ Kevin Jacobsen        By: /s/ Christopher D. Rose
Name: Kevin Jacobsen        Name: Christopher D. Rose
Title: EVP – Chief Financial Officer        Title: SVP Business Development

THE GLAD PRODUCTS COMPANY    PROCTER & GAMBLE RHD, INC.

By: /s/ Kevin Jacobsen        By: /s/ Christopher D. Rose
Name: Kevin Jacobsen        Name: Christopher D. Rose
Title: Authorized Signatory        Title: SVP Business Development

GLAD MANUFACTURING COMPANY

By: /s/ Kevin Jacobsen     Name: Kevin Jacobsen - Authorized
Signatory

CLOROX SERVICES COMPANY

By: /s/ Kevin Jacobsen     Name: Kevin Jacobsen - Authorized
Signatory

THE CLOROX SALES COMPANY

By: /s/ Kevin Jacobsen     Name: Kevin Jacobsen - Authorized
Signatory

CLOROX INTERNATIONAL COMPANY

By: /s/ Kevin Jacobsen     Name: Kevin Jacobsen - Authorized
Signatory

Acknowledgement Letter to JV License Agreement